Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF RIVERVIEW
BANCORP, INC.
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in the capacity indicated below, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), in their capacity as officers of Riverview Bancorp, Inc. (the “Company”) and in connection with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 that:

1.	the report fully complies with the requirements of sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

2.
the information contained in the report fairly presents, in all material respects, Riverview Bancorp, Inc.’s financial condition and results of operations as of the dates and for the periods presented in the financial statements included in the Report.

/S/ Patrick Sheaffer	/S/ Kevin J. Lycklama
Patrick Sheaffer                                                                                         Kevin J. Lycklama
Chief Executive Officer                                                                            Chief Financial Officer

Dated: October 27, 2009                                                                           Dated: October 27, 2009

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